SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
In July 2016, the Company delivered the 1998 built VLCC Front Vanguard to an unrelated third party. Net sales proceeds were approximately $24 million, including compensation receivable from Frontline of approximately $0.3 million for the early termination of the charter.
In July 2016, the Company agreed to amend the terms of the long-term chartering agreements with an affiliate of Deep Sea relating to five offshore support vessels acquired in 2007 and early 2008. Under the amended agreements, the charter rates will be temporarily reduced until May 2018, in exchange for extending the original charter period by three years and introducing a 50% profit share on charter revenues earned by the vessels above the new base charter rates. The previous charter guarantor was Deep Sea Supply BTG, which was a joint venture owned 50% by Deep Sea and 50% by the Brazilian company, BTG Pactual. In September 2016, Deep Sea acquired BTG Pactual’s share in the joint venture and Deep Sea will join Deep Sea Supply BTG as charter guarantor under the amended chartering agreements.
On August 31, 2016, the Board of Directors of the Company declared a dividend of $0.45 per share, which will be paid in cash on or around September 29, 2016.
In September 2016, the Company agreed to terminate the charter agreement relating to its jack-up drilling rig Soehanah which has been chartered to a subsidiary of the Indonesia-based drilling company Apexindo since 2011. In return, the Company received a $6 million non-amortizing loan note which bears an interest rate of 2.25% per annum if paid in cash and 4.5% per annum if capitalized. The loan note has a term of approximately six years.